UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): February 14, 2020

ALTA EQUIPMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38864	83-2583782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13211 Merriman Road

Livonia, Michigan 48150

(Address of Principal Executive Offices) (Zip Code)

(248) 449-6700

(Registrant’s telephone number, including area code)

B. Riley Principal Merger Corp.

299 Park Avenue, 21st Floor

New York, New York 10171

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ALTG	The New York Stock Exchange
Warrants, each exercisable for one share of common stock	ALTG WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment No. 1”) to Alta Equipment Group Inc.’s (“Alta” or the “Company”) Current Report on Form 8-K, originally filed on February 14, 2020 (the “Original Form 8-K”), is being filed solely for the purpose of: (i) amending the historical financial statements provided under Item 9.01(a) in the Original Form 8-K to include the audited consolidated financial statements of Alta as of and for the years ended December 31, 2019 and 2018; and (ii) including Alta’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2019 and 2018.

This Amendment No. 1 does not amend any other item of the Original Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Form 8-K. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Alta as of and for the years ended December 31, 2019 and 2018 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

Alta’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2019 and 2018 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited consolidated financial statements of Alta Equipment Group Inc. as of and for the years ended December 31, 2019 and 2018.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alta Equipment Group Inc. for the years ended December 31, 2019 and 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA EQUIPMENT GROUP INC.

By:	/s/ Ryan Greenawalt
Name: Ryan Greenawalt
Title: Chief Executive Officer

Date: March 25, 2020

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